REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as September 29, 1995 by and among Continental Airlines, Inc., a Delaware corporation (the "Corporation"), and each of the Persons executing a signature page hereto (herein referred to collectively as the "Holders" and individually as a "Holder").

     This Agreement is made pursuant to those certain Exchange Agreements dated as of the date hereof by and between the Corporation and each of the Holders (collectively, the "Exchange Agreements"). In order to induce the Holders to enter into their respective Exchange Agreements and to consummate the Exchange (as defined therein), the Corporation has agreed to provide the registration rights set forth in this Agreement for the benefit of the Holders, from time to time, of Registrable Securities (as hereinafter defined). The execution of this Agreement is a condition to the closing of the transactions contemplated by the Exchange Agreement.

     In consideration of the foregoing, the parties hereby agree as follows:

     1.   Definitions.

     Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Exchange Agreement. As used in this Agreement, the following terms shall have the following meanings:

     "Advice" has the meaning set forth in Section 7.

     "Business Day" means any day other than a day on which banks are authorized or required to be closed in New York, New York or Houston, Texas.

     "Commission" means the Securities and Exchange Commission.

     "Consummate" or "Consummation" means, with respect to an Exchange Offer hereunder, (a) the filing and causing to become effective under the Securities Act of a Registration Statement covering the Exchange Offer, (b) the maintenance of such Registration Statement continuously effective for the period required by Section 3(a) hereof, and (c) the delivery by the Corporation to the registrar under the Indenture of the Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Registrable Securities tendered by Holders pursuant to an Exchange Offer.

     "Corporation" has the meaning set forth in the Preamble and shall include the Corporation's successors by merger, acquisition, reorganization or otherwise.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Exchange Agreement" has the meaning set forth in the preamble.

     "Exchange Offer" means the offer to exchange any of the Registrable Securities for Exchange Securities made by the Corporation pursuant to Section 3.

     "Exchange Securities" means the Corporation's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 to be issued in accordance with the Indenture and which are identical to the Registrable Securities in all material respects except that they have been registered pursuant to an effective Registration Statement under the Securities Act.

     "Holder" or "Holders" means any holder of record of the Registrable Securities.

     "Holders' Counsel" means Goodwin, Procter & Hoar, special counsel to the Holders, or any one successor counsel or firm of counsel selected by Holders of a majority of the aggregate principal amount of Registrable Securities.

     "Indenture" means the Indenture of even date herewith between the Corporation and the Trustee, pursuant to which the Registrable Securities are being issued and the Exchange
Securities may be issued, as amended, modified or supplemented from time to time, together with any exhibits, schedules or other attachments thereto.

     "Inspectors" has the meaning set forth in Section 7(m).

     "Issue Date" means the date on which the New Notes are issued to the Holders pursuant to the Exchange Agreements.

     "NASD" has the meaning set forth in Section 7(p).

     "New Notes" means the Corporation's 10.22% Series A
Unsecured Sinking Fund Notes due July 1, 2000 issued pursuant to the Exchange Agreements and in accordance with the Indenture in an aggregate principal amount of $65,046,762.06.

     "Majority Holders" means, in connection with any Registration Statement, the Holders of a majority of the aggregate principal amount of Registrable Securities registered under such Registration Statement.

     "Objection Notice" has the meaning set forth in Section
7(a).


     "Permitted Suspension Period" shall have the meaning set forth in Section 7.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock corporation, trust, unincorporated organization or government or other agency or political subdivision thereof.

     "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     "Records" shall have the meaning set forth in Section 7(m).

     "Registrable Securities" means the New Notes until such time as (i) such New Notes have been exchanged for the Exchange Securities pursuant to an Exchange Offer in accordance with
Section 3 hereof, (ii) a Registration Statement covering such New Notes prepared pursuant to Section 4 hereof has been declared effective and such New Notes have been disposed of pursuant to such effective Registration Statement, (iii) such New Notes are transferred to the public pursuant to Rule 144, or (iv) such New Notes are saleable pursuant to Rule 144(k) and new certificates therefor not bearing a legend restricting transfer shall have been delivered in exchange therefor by the Corporation and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force.

     "Registration Expenses" shall have the meaning set forth in
Section 8.

     "Registration Statement" means any registration statement of the Corporation that covers any of the Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statements, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "Rule 144" shall have the meaning set forth in Section
10(a).

     "Rule 144A" shall have the meaning set forth in Section
10(b).

     "Securities" means the Registrable Securities and the Exchange Securities.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Selling Holders" means, in connection with any Registration
Statement, the Holders whose Registrable Securities are covered by such Registration Statement.

     "Shelf Notice" shall have the meaning set forth in Section
3(b).

     "Shelf Registration" shall have the meaning set forth in
Section 4(a).

     "Suspension Notice" shall have the meaning set forth in
Section 7.

     "Suspension Period" shall have the meaning set forth in
Section 7.

     "Target Completion Date" means 270 days after the Issue
Date.

     "Target Effective Period" shall have the meaning set forth in Section 4(b).

     "Trustee" means Bank One, Texas, N.A., as Trustee under the
Indenture, or any successor Trustee under the Indenture.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, or any successor statute, as in effect from time to time.

     2. Registration Obligation. The Corporation agrees that on or before the Target Completion Date, it will, in its sole discretion subject only to Section 3(b), either (i) Consummate the Exchange Offer in accordance with Section 3 or (ii) cause the Shelf Registration to be declared and kept effective in accordance with Section 4.

     3.   Exchange Offer.

          (a) Subject to Section 2, the Corporation shall (i) use its reasonable best efforts to cause to be filed with the Commission as soon as practicable after the date hereof a Registration Statement with respect to the Exchange Offer, (ii) use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable after such filing date and (iii) use its reasonable best efforts to cause the Consummation of the Exchange Offer as soon as practicable thereafter but in no event later than the Target Completion Date. The Exchange Offer will be registered under the Securities Act on the appropriate form selected by the Corporation and duly registered or qualified under applicable state securities or blue sky laws and will comply with all applicable tender offer rules and regulations under the Exchange Act and state securities or blue sky laws. Each of the Holders represents (and any Person who shall hereafter become a Holder shall be deemed to have represented) that it its not an "affiliate" of the Corporation (as such term is defined in Rule 405 of the Securities Act) and that any Exchange Securities received by it will be acquired in the ordinary course of its business and that, at the time of the Consummation of the Exchange Offer, such Holder will have no arrangement or understanding with any Person or the intent to enter into any such arrangement or understanding to participate in the distribution of the Exchange Securities. The Corporation further agrees to supplement or amend the Registration Statement filed in respect of the Exchange Offer to the extent required by applicable law, rules or regulations or by the instructions applicable to the registration form used by the Corporation for such Registration Statement. The Corporation shall keep the Registration Statement relating to the Exchange Offer continuously effective for a period of not less than the minimum period required under applicable federal and state securities laws; provided, however, that (i) the Exchange Offer shall remain open and (ii) the Registration Statement relating to the Exchange Offer shall remain continuously effective for a period of at least 20 consecutive Business Days. Upon Consummation of an Exchange Offer in accordance with this Section 3, the provisions of this Agreement shall continue to apply; provided that the Corporation (i) shall have no further obligations under Sections 5 and 6 and may omit to comply with such of the procedures set forth in Section 7 as are required to be complied with only in connection with a Shelf Registration or as may be appropriate under the circumstances without adversely affecting the interests of the Holders of Registrable Securities under this Agreement, taken as a whole, and (ii) shall have no further obligation to register Registrable Securities pursuant to Sections 2, 3 or 4 of this Agreement.

          (b)  If, prior to the Consummation of the Exchange
Offer,

               (i) the Corporation reasonably determines that because of a change in law or applicable interpretations thereof by the Commission's staff, the Corporation is not permitted to effect an Exchange Offer as contemplated by this Section 3 or (ii) the Holders of at least 25% of the aggregate principal amount of Registrable Securities, who were Holders on or prior to the date the Corporation caused to be filed with the Commission a Registration Statement with respect to the Exchange Offer, determine based upon a written opinion of counsel to such effect (and deliver notice thereof (including a copy of such opinion of counsel) to the Corporation) that because of a change in law or applicable interpretations thereof by the Commission's staff, that (A) the Exchange Securities would not, upon receipt, be tradeable by each such Holder without restriction under the Securities Act and the Exchange Act and without material restrictions under applicable blue sky or state securities laws, (B) the Commission is unlikely to permit the Consummation of the Exchange Offer, (C) the participation of such Holders in the Exchange Offer is not legally permitted or (D) a court decision or administrative action may be reasonably expected to have a material adverse effect on such Holders in the event such Holders participated in the Exchange Offer, then the Corporation shall promptly deliver to the Holders and the Trustee notice thereof (the "Shelf Notice") and shall file a Shelf Registration pursuant to Section 4. The parties hereto agree that, following the delivery of a Shelf Notice, the Corporation shall have no further obligation under this Section 3.

     4.   Shelf Registration.

          (a) If the Corporation elects pursuant to Section 2 to not effect the Exchange Offer or if the Corporation is required to deliver a Shelf Notice as contemplated by Section 3(b), then the Corporation shall use its reasonable best efforts to prepare and file with the Commission as soon as practicable a "shelf" Registration Statement on the appropriate form selected by the Corporation for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act covering all of the Registrable Securities (the "Shelf Registration"). The Corporation will use its reasonable best efforts to have the Shelf Registration declared effective as soon as practicable, but in any event not later than the Target Completion Date. The Corporation further agrees, if necessary, to supplement or amend the Shelf Registration, as required by the registration form used by the Corporation for such Shelf Registration or by the instructions applicable to such registration form or by the Securities Act, and the Corporation agrees to furnish to Holders' Counsel and any managing underwriter (if any) copies of any such supplement or amendment prior to its being used and/or filed with the Commission. Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities from a Shelf Registration at any time prior to the effective date of such Shelf Registration.

          (b)  Once a Shelf Registration is effective pursuant to
Section 4(a), the Corporation will use its reasonable best efforts to keep such Shelf Registration continuously effective for a period (the "Target Effective Period") of at least 36 months following the date on which such Shelf Registration is declared effective (or such shorter period which will terminate when all Registrable Securities covered by such Shelf Registration have been sold or withdrawn, but not prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable); provided, however, that with respect to such Shelf Registration
(x) the Corporation may suspend use of such Shelf Registration at any time if the continued effectiveness thereof would require the Corporation to disclose a material financing, acquisition or other corporate transaction, which disclosure the Board of Directors of the Corporation shall have determined in good faith is not in the best interests of the Corporation and its stockholders and (y) the Corporation may suspend use of such Shelf Registration during any period if each of the Corporation and the Majority Holders consents in writing to such suspension for such period.

          (c) If the Majority Holders so elect, the offering of Registrable Securities pursuant to a Shelf Registration shall be in the form of an underwritten offering. If they so elect, the Majority Holders shall select one or more nationally recognized firms of investment bankers to act as the book-running managing underwriter or underwriters in connection with such offering; provided that such selection shall be subject to the consent of the Corporation, which consent shall not be unreasonably withheld.

          (d) The Corporation may require each Holder of Registrable Securities to which such Shelf Registration relates to furnish to the Corporation such information concerning the Holder and the distribution of the Registrable Securities held by such Holder as the Corporation may from time to time reasonably request. Prior to the filing of the initial Shelf Registration and, if requested by the Corporation, the filing of any amendments or supplements thereto, each Holder of Registrable Securities to which such Shelf Registration relates or its counsel or agent or representative shall deliver to the Corporation written confirmation that neither the Shelf Registration, nor the Prospectus contained therein, contains any untrue statement of a material fact relating to such Holder nor omits to state a material fact with respect to such Holder necessary to make the statements therein not misleading; provided, however, that a Holder's failure to deliver such written confirmation shall in no way relieve such Holder from liability under Section 9.

     5.   Liquidated Damages.

          (a) If on the Target Completion Date neither the Exchange Offer has been Consummated in accordance with Section 3 nor the Shelf Registration has been declared and remains effective in accordance with Section 4, the Corporation shall pay liquidated damages to each Holder in an amount equal to $.10 per $1,000 outstanding principal amount of the Registrable Securities per week beginning on the Target Completion Date. The weekly liquidated damages associated with a late Consummation of the Exchange Offer or a late declaration of effectiveness of the Shelf Registration, as the case may be, shall increase by an amount equal to an additional $.05 per $1,000 outstanding principal amount of the Registrable Securities 90 days after the Target Completion Date, and shall thereafter further increase by additional increments equal to $.05 per $1,000 outstanding principal amount at the end of each subsequent 90 day period for so long as the Exchange Offer is not Consummated or the Shelf Registration is not declared effective, as the case may be.

     If during the Target Effective Period, a stop order is imposed or if for any other reason the effectiveness of the Shelf Registration is suspended and such suspension is not a Permitted Suspension Period (defined in the second to last paragraph of Section 7 below), then the Corporation shall pay liquidated damages to each Holder of Registrable Securities then covered by such Shelf Registration and remaining unsold in an amount equal to $.10 per $1,000 outstanding principal amount of Registrable Securities per week. Such liquidated damages shall commence accruing (i) on the day such stop order is imposed or such effectiveness is otherwise suspended if the suspension is not deemed a Permitted Suspension Period, or (ii) if such suspension is initially deemed a Permitted Suspension Period but then exceeds the 15-day period referred to the second to last paragraph of Section 7, on the 16th day of such suspension. The weekly liquidated damages associated with any such stop order or suspension of effectiveness shall increase by an amount equal to an additional $.05 per $1,000 outstanding principal amount of the Registrable Securities then covered by such Shelf Registration and remaining unsold 90 days after the date the liquidated damages began to accrue for said stop order or suspension, and shall thereafter further increase by additional increments equal to $.05 per $1,000 principal amount of Registrable Securities then covered by such Shelf Registration and remaining unsold at the end of each subsequent 90 day period for so long as such stop order continues or the effectiveness remains suspended.

          (b) The Corporation shall pay the liquidated damages due with respect to the Registrable Securities by depositing with the Trustee or paying agent under the Indenture, in trust, for the benefit of the Holders of Registrable Securities which are entitled to such liquidated damages in accordance with this
Section 5, on or prior to any Interest Payment Date (as defined in the Indenture), in federal or other immediately available funds, sums sufficient to pay the liquidated damages then due. Liquidated damages not previously paid, if any, shall be payable on each such Interest Payment Date, and the liquidated damages shall be paid to the record holders of such Registrable Securities (as of the record date with respect to each applicable Interest Payment Date) entitled to receive such liquidated damages. The Corporation shall notify the Trustee immediately after the occurrence of each and every event which, pursuant to this Section 5, results in any liquidated damages being payable with respect to the Registrable Securities.

          (c) The liquidated damages to be paid to Holders pursuant to this Section 5 shall be deemed to commence accruing on the day in which the event triggering such liquidated damages occurs and shall cease to accrue, (i) with respect to the liquidated damages for failure to Consummate the Exchange Offer or to have the Shelf Registration declared effective, on or prior to the Target Completion Date, on the day after the Exchange Offer is Consummated or the Shelf Registration is declared effective, as the case may be, or (ii) with respect to the liquidated damages for the suspension of effectiveness, on the day after the reinstatement of effectiveness of the Shelf Registration; provided, however, that in no event shall liquidated damages accrue or be payable in respect of any Permitted Suspension Periods.

          (d) The parties hereto agree that (i) the liquidated damages provided for in this Section 5 constitute a reasonable estimate of the damages that will be suffered by each Holder entitled to such liquidated damages by reason of the failure (A) to Consummate the Exchange Offer or to have the Shelf Registration Statement declared effective, on or prior to the Target Completion Date, as the case may be, or (B) to keep the Shelf Registration effective in accordance with this Agreement and (ii) such liquidated damages shall be the sole remedy of each such Holder with respect to the matters set forth in this Section 5.

     6.   Trust Indenture Act Qualification; Rating.

     At or prior to the effectiveness of the Exchange Offer or the Shelf Registration:

          (a) Qualification under Trust Indenture Act. The Corporation will qualify the Indenture relating to the Registrable Securities and the Exchange Securities under the Trust Indenture Act, and shall use its reasonable best efforts to effect such registration to permit the sale of such Registrable Securities or the exchange of the Exchange Securities in accordance with the intended method or methods of disposition thereof; and

          (b) Rating. If notified by a nationally recognized rating agency that the Registrable Securities are being rated, or in the event of an Exchange Offer the Exchange Securities are being rated, the Corporation agrees to cooperate in providing customary written information and making a presentation to such agency.

     7.   Registration Procedures.

     In connection with the registration obligations of the Corporation pursuant to the terms and conditions of this Agreement, the Corporation shall:

          (a) prior to filing a Registration Statement or Prospectus or any amendments or supplements thereto, excluding for purposes of this Section 7(a) documents incorporated by reference after the initial filing of the Registration Statement, furnish to Holders' Counsel and the underwriters, if any, draft copies of all such documents proposed to be filed at least ten
(10) Business Days prior thereto, which documents will be subject to the review of such Holders' Counsel and the underwriters, if any. The Corporation will not, unless required by law, file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which Majority Holders shall reasonably object pursuant to notice given to the Corporation prior to the filing of such amendment or supplement (the "Objection Notice") and no later than five (5) Business Days after receipt of the documents to which the Objection Notice relates. The Objection Notice shall set forth the objections and the specific areas in the draft documents where such objections arise. The Corporation will make the corrections reasonably requested by such Majority Holders in the Objection Notice prior to filing any document to which the Objection Notice relates;

          (b) promptly prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the period required pursuant to Section 3 or
Section 4, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Selling Holders set forth in such Registration Statement or supplement to the Prospectus;

          (c) promptly furnish to any Selling Holder and the underwriters, if any, without charge, such number of conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such Selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such Selling Holder (it being understood that the Corporation consents to the use of the Prospectus and any amendment or supplement thereto by each Selling Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto);

          (d) on or prior to the date on which the Registration Statement is declared effective, use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any Selling Holder reasonably requests and do any and all other acts and things which may be reasonably necessary to enable such Selling Holder to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Selling Holder; use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period which such Registration Statement is required to be kept effective; and use its reasonable best efforts to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Corporation will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or to taxation in any such jurisdiction where it is not then so subject;

          (e) use its reasonable best efforts to cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary by virtue of the business and operations of the Corporation to enable the Selling Holders to consummate the disposition of such Registrable Securities in accordance with the plan of distribution set forth in the applicable Registration Statement;

          (f) promptly notify each Selling Holder (or Holders' Counsel) and any underwriter and (if requested by any such Person) confirm such notice in writing, (i) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective, (ii) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, (v) at the closing of any sale of Registrable Securities, if, between the effective date of the Registration Statement and such closing, the representations and warranties of the Corporation contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects, and (vi) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus untrue or which requires the making of any changes in such Registration Statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the Holders of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (g) make generally available to the Holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act no later than fifteen (15) months after the effective date of a Registration Statement;

          (h) promptly use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and if one is issued, use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

          (i) if requested by the managing underwriter or underwriters, if any, Holders' Counsel, or any Selling Holder, promptly prepare and file an amendment to a Registration Statement to include therein (and incorporate in the related Prospectus supplement or post-effective amendment) such information as the managing underwriter or underwriters or Holders' Counsel reasonably requests to be included therein relating to the Selling Holders, the underwriters, the "Plan of Distribution" of the Registrable Securities, the principal amount of Registrable Securities being sold by such Selling Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such Prospectus supplement or post-effective amendment;

          (j) as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a Registration Statement (in the form in which it was incorporated), deliver a copy of each such document to each of the Selling Holders and to Holders' Counsel upon their respective request;

          (k) cooperate with the Selling Holders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law and shall be in a form eligible for deposit with Depository Trust Corporation) representing securities sold under such Registration Statement, and enable such securities to be in such denominations authorized by the terms of the Indenture and registered in such names as the managing underwriter or underwriters, if any, or such Selling Holders may request and keep available and make available to the Corporation's transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates;

          (l) if applicable, enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as the Majority Holders or the underwriters retained by Selling Holders participating in an underwritten public offering, if any, may reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (m) in connection with the preparation and filing of a Registration Statement, provide any Selling Holder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent or representative retained by any such Selling Holder or underwriter (collectively, the "Inspectors") with reasonable access to its books and records (collectively, the "Records") and such opportunities to discuss the business of the Corporation with the Corporation's officers and the independent public accountants who have certified its financial statements as shall be necessary in the reasonable opinion of Holders' Counsel to conduct a reasonable investigation within the meaning of the Securities Act; provided that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Corporation shall not be required to provide any information under this paragraph (m) if the Corporation believes, after consultation with counsel for the Corporation and counsel for the Holders, that to do so would cause the Corporation to forfeit an attorney-client privilege that was applicable to such information or if either (i) the Corporation has requested and been granted from the Commission confidential treatment of such information contained in any filing with the Commission or documents provided supplementally or otherwise or (ii) the Corporation reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless, prior to furnishing any such information with respect to (i) or (ii), such Holder of Registrable Securities requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided further that each Holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

          (n) use reasonable efforts to obtain a cold comfort letter from the Corporation's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the Majority Holders may request;

          (o)  provide a CUSIP number of all Registrable
Securities or Exchange Securities, as the case may be, covered by a Registration Statement not later than the effective date of such Registration Statement;

          (p) cooperate with each Selling Holder and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers ("NASD");

          (q) during the period when the Prospectus is required to be delivered under the Securities Act, file in a timely manner all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act; and

          (r) appoint a transfer agent and registrar for all Registrable Securities or Exchange Securities, as the case may be, covered by a Registration Statement not later than the effective date.

     Each Selling Holder, upon receipt of any notice from the Corporation of the happening of any event of the kind described in subsection (f) (i), (iii), (iv) or (vi) of this Section 7 or the proviso to subsection (b) of Section 4 (a "Suspension Notice"), shall forthwith discontinue disposition of the Registrable Securities pursuant to the Registration Statement relating thereto until such Selling Holder receives copies of the supplemented or amended Prospectus contemplated hereby or until it is advised in writing (the "Advice") by the Corporation that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Corporation, such Selling Holder will, or will request the managing underwriter or underwriters, if any, to, deliver to the Corporation (at the Corporation's expense) all copies, other than permanent file copies then in such Selling Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. The period from the date on which any Holder receives a Suspension Notice to the date on which any Holder receives either the Advice or copies of the supplemented or amended Prospectus contemplated hereby relating to such notice shall hereinafter be referred to as a "Suspension Period". A Suspension Period shall constitute a "Permitted Suspension Period" for purposes of Section 5 hereof if the following conditions are met: (i) during the twelve consecutive month period immediately prior to the commencement of such Suspension Period, the Corporation has not already given three
(3) or more Suspension Notices; (ii) such Suspension Period does not exceed fifteen (15) days; and (iii) such Suspension Period has commenced not earlier than forty-five (45) days after the termination of the most recent prior Suspension Period. In the event that the Corporation shall give any Suspension Notice, (i) the Corporation shall use its best efforts and take such actions as are reasonably necessary to render Advice and end the Suspension Period as promptly as practicable and (ii) the time periods for which a Registration Statement is required to be kept effective pursuant to Sections 3 or 4, as the case may be, hereof shall be extended by the number of days during the period from and including the date of the giving of such Suspension Notice to and including the date when each Selling Holder shall have received (A) the copies of the supplemented or amended Prospectus contemplated by Section 7(f) or (B) the Advice.

     If any Registration Statement refers to any Selling Holder by name or otherwise as the holder of any securities of the Corporation, then such Selling Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Selling Holder, to the effect that the holding by such Selling Holder of such securities is not to be construed as a recommendation by such Selling Holder of the investment quality of the Corporation's securities covered thereby and that such holding does not imply that such Selling Holder will assist in meeting any future financial requirements of the Corporation, or (ii) in the event that such reference to such Selling Holder by name or otherwise is not required by the Securities Act or any similar federal or state "blue sky" statute and the rules and regulations thereunder then in force, the deletion of the reference to such Selling Holder.

     8.   Registration Expenses.

     Any and all expenses incident to the Corporation's performance of or compliance with the registration requirements this Agreement, including without limitation, all Commission and securities exchange or NASD registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Corporation's officers and employees performing legal or accounting duties), and reasonable fees and disbursements of counsel for the Corporation and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), Securities Act liability insurance (if the Corporation elects to obtain such insurance), the fees and expenses of any special experts retained by the Corporation in connection with such registration, reasonable fees and expenses of other Persons retained by the Corporation, and the reasonable fees and expenses of Holders' Counsel and any reasonable out-of-pocket expenses of the Holders incurred in connection with each registration hereunder (but not including any underwriting fees, discounts or commissions and transfer taxes, if any, attributable to the sale of Registrable Securities, all of which shall be paid by the Holders) (all such expenses being herein called "Registration Expenses"), will be borne by the Corporation whether or not the Exchange Offer or the Shelf Registration, as the case may be, becomes effective.

     9.   Indemnification; Contribution.

          (a) Indemnification by the Corporation. The Corporation agrees to indemnify and hold harmless, to the full extent permitted by law, each Selling Holder, its partners, trustees, stockholders, officers, directors, employees, agents, investment advisers and each Person who controls such Selling Holder (within the meaning of the Securities Act), from and against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement under which the Registrable Securities of such Selling Holder were registered, any amendment or supplement thereto, any Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission based upon information with respect to such Selling Holder furnished in writing to the Corporation by or on behalf of such Selling Holder expressly for use therein or arise out of or are based upon such Selling Holder's failure to deliver or cause to be delivered to the Corporation all copies of the Prospectus requested by the Corporation to be delivered pursuant to Section 7 above; provided that, in the event that the untrue statement or omission of material fact contained in the preliminary Prospectus shall have been corrected and current copies of such corrected Prospectus shall have been furnished to a Selling Holder, such indemnity with respect to the preliminary Prospectus shall not inure to the benefit of such Selling Holder or any other Indemnified Person if it was the responsibility of such Selling Holder to provide the Person asserting such loss, claim, damage or liability with a current copy of the corrected Prospectus and such Person did not receive a current copy of such corrected Prospectus; and provided further that, in the event that the Prospectus shall have been amended or supplemented and copies thereof, as so amended or supplemented, shall have been furnished to a Selling Holder prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the Prospectus shall not inure to the benefit of such Selling Holder if the Person asserting such loss, claim, damage or liability and who purchased the Registrable Securities from such Selling Holder did not, at or prior to the confirmation of the sale of the Registrable Securities to such Person, receive a copy of the Prospectus as so amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as so amended or supplemented. In connection with an underwritten offering, the Corporation will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Selling Holders of Registrable Securities except with respect to information provided by the underwriter specifically for inclusion therein. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of a Selling Holder or any such director, officer, employee, agent or participating or controlling Person and shall survive the transfer of such securities by such prospective seller.

          (b) Indemnification by Selling Holders of Registrable Securities. In connection with any Registration Statement in which a Selling Holder is participating, each such Selling Holder will furnish to the Corporation in writing such information with respect to the name and address of such Selling Holder and such other information as may be reasonably required for use in connection with any such Registration Statement or Prospectus and agrees to indemnify (and the inclusion of any such Selling Holder's Registrable Securities in a Registration Statement filed pursuant to Section 4 shall constitute an agreement by such Selling Holder (which will be confirmed at the reasonable request of the Corporation) to indemnify), to the full extent permitted by law, the Corporation, its directors, officers, employees and agents and each Person who controls the Corporation (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and costs of investigation) arising out of or based upon any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in or such omission or alleged omission relates to any information with respect to such Selling Holder so furnished in writing or the accuracy of which was confirmed in writing by such Selling Holder specifically for inclusion therein; provided, however, that such Selling Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, such Selling Holder has furnished in writing to the Corporation information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Corporation. In no event shall the liability of any Selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Corporation or any such director, officer, employee, agent or participating or controlling Person and shall survive the transfer of such securities by such prospective seller.

          (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any notice of the commencement of any action, suit, proceeding or investigation or threat thereof for which such Person will claim indemnification or contribution pursuant to this Agreement, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 9 except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and assume the defense thereof with counsel reasonably satisfactory to such indemnified party and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal fees or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in such indemnified party's reasonable judgment, a conflict of interest between such indemnified party and indemnifying party may exist with respect to such claim, such indemnified party shall be entitled to separate counsel or firm of counsel at the expense of the indemnifying party; and provided, further, that, unless in the reasonable judgment of any indemnified party there exists a conflict of interest between it and any other indemnified party, all indemnified parties in respect of such claim shall be entitled to only one counsel or firm of counsel for all such indemnified parties. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party elects not to assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of one additional counsel or firm of counsel for each such indemnified party for whom a conflict exists. For the purposes of this Section 9(c), the term "conflict of interest" shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, which different or additional defenses make joint representation inappropriate.

          (d) Contribution. If the indemnification from the indemnifying party provided for in this Section 9 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein (other than for the reasons expressly specified in this Section
9), then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including with respect to any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 9(d), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public (less any underwriting discounts and commissions) exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Holder's obligation to contribute pursuant to this Section 9(d) is several and not joint.

     If indemnification is available under this Section 9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 9(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this
Section 9(d).

     10.  Rule 144 and Rule 144A.

          (a) Rule 144. The Corporation covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Corporation is not required to file such reports, it will, upon the request of any Holder, make publicly available other information with respect to the Corporation within the meaning of paragraph (c)(2) of Rule 144 under the Securities Act), and it will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission ("Rule 144"). Upon the reasonable request of any Holder, the Corporation will deliver to such Holder a written statement as to whether it has complied with such requirements; provided, however, that nothing in this Section 10(a) shall require the Corporation to file reports under the Securities Act or the Exchange Act, to register any of its securities under the Exchange Act, or to make publicly available any information concerning the Corporation at any time when it is not required by law or by any agreement by which it is bound to do any of the foregoing.

          (b) Rule 144A. Upon the request of any Holder, the Corporation shall deliver to such Holder within twenty (20) days following receipt by the Corporation of such request, the information required by Rule (d)(4) of Rule 144A under the Securities Act, as such rule may be amended from time to time or any similar rule or regulation hereafter adopted by the Commission ("Rule 144A"), and will take such further action as any Holder may request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations or the exemptions provided by Rule 144A. All information shall be "reasonably current" as defined in Rule 144A.

     11.  Transfer or Assignment of Registration Rights.

     The rights to cause the Corporation to register Registrable Securities granted pursuant to this Agreement may be transferred or assigned by any Holder to a transferee or assignee of any of its Registrable Securities, and any such transfer or assignment shall automatically be deemed to include an assumption by such transferee or assignee of all of the obligations of such Holder hereunder.

     12.  Miscellaneous.

          (a) Other Registration Rights. The Corporation may grant registration rights that would permit any Person the right to piggy-back or may itself exercise its right to piggy-back, on any Shelf Registration, provided that if the managing underwriter or underwriters, if any, of such offering delivers an opinion to the Selling Holders that the total amount of securities which they and the holders of such new piggy-back rights intend to include in any Shelf Registration is so large as to materially and adversely affect the success of such offering (including the price at which such securities can be sold), then only the amount, number or kind of securities to be offered for the account of holders of such new piggy-back rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number or kind recommended by the managing underwriter prior to any reduction in the amount of Registrable Securities to be included; and provided further that if such offering is not underwritten, then such piggy-back rights shall only be exercised with the consent of the Majority Holders.

          (b) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Corporation has obtained the written consent of Holders of at least a majority of the aggregate principal amount of the Registrable Securities then outstanding which are affected by such amendment, modification, waiver or departure.

          (c) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid or courier to the parties at their respective addresses set forth on the signature pages hereto (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof). Notices sent by mail shall be effective two (2) days after mailing; notices sent by telex shall be effective when answered back, notices sent by telecopier shall be effective when receipt is acknowledged, and notices sent by courier guaranteeing next day delivery shall be effective on the next business day after timely delivery to the courier:

                    (i)  if to a Holder, at the most current
     address given by such Holder to the Corporation in writing;

                    (ii) if to the Corporation, at its address set forth in the Exchange Agreement with copies as set forth in the Exchange Agreement.

          (d) Successors and Assigns. This Agreement shall inure to the benefit of the and be binding upon the respective successors and assigns of the Corporation and each of the Holders.

          (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g)  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

          (i) Entire Agreement. This Agreement, together with the Exchange Agreements and the Indenture, is intended by the parties as a final expression of their agreement and is intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Indenture and the Exchange Agreements (including the exhibits to each) supersede all prior agreements and understandings between the parties with respect to such subject matter.

          (j) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

          (k) Remedies. Except with respect to matters set forth in Section 5, in the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. Except with respect to matters set forth in Section 5, the parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

          (l) Limitation of Liability. The Corporation acknowledges and agrees that the obligations of each Holder hereunder are limited in the manner and to the extent set forth on such Holder's signature page hereto.

          (m) No Third Party Beneficiary. The terms and provisions of this agreement are intended solely for the benefit of each party, their respective successors and permitted assigns and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to indemnity under Section 9.

          [Remainder of page intentionally left blank]

    REGISTRATION RIGHTS AGREEMENT CORPORATION SIGNATURE PAGE

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                              CONTINENTAL AIRLINES, INC.


                              By:______________________________
                              Name:
                              Title:


                              Address:
                                 2929 Allen Parkway, Suite 2010
                                 Houston, Texas 77019
                                 Attn: CFO and General Counsel
                                 Fax: (713) 523-2831

                              With a copy to:

                                 Cleary, Gottlieb, Steen
                                   & Hamilton
                                 One Liberty Plaza
                                 New York, New York 10006
                                 Attn: Stephen H. Shalen
                                 Fax: (212) 225-3999

       REGISTRATION RIGHTS AGREEMENT HOLDER SIGNATURE PAGE


                              BELMONT CAPITAL PARTNERS II, L.P.
                              By:  Fidelity Capital Partners II
                                    Corp., as general partner


                              By:_____________________________
                              Name:
                              Title:

                              Notice Information:
                              Belmont Capital Partners II, L.P.
                              Fidelity Investments
                              82 Devonshire Street - F7E
                              Boston, Massachusetts  02109
                              Attention:  Portfolio Manager
                              Telephone No.: (617) 563-7882
                              Telecopy No.:  (617) 476-3316

                              with copies to:
                              Robert M. Gervis, Esq.
                              Associate General Counsel
                              Fidelity Investments
                              82 Devonshire Street - F7D
                              Boston, Massachusetts  02109
                              Telephone No.: (617) 563-6048
                              Telecopy No.:  (617) 476-7774


Limitation of Liability: Belmont Capital Partners II, L.P. ("Holder") is a Delaware limited partnership. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of any of the partners of Holder as individuals and the obligations of this Agreement are not binding upon any of the partners, officers, employees or beneficiaries of Holder individually but are binding only upon the assets and property of Holder. The Corporation agrees that no beneficiary, partner, employee or officer of Holder may be held personally liable or responsible for any obligations of Holder arising out of this Agreement. With respect to obligations of Holder arising out of this Agreement, the Corporation shall look for payment or satisfaction of any claim solely to the assets and property of Holder.

       REGISTRATION RIGHTS AGREEMENT HOLDER SIGNATURE PAGE


                              SPARTAN HIGH INCOME FUND


                              By:____________________________
                              Name:
                              Title:

                              Notice Information:
                              Spartan High Income Fund
                              Fidelity Investments
                              82 Devonshire Street - F7E
                              Boston, Massachusetts  02109
                              Attention:  Portfolio Manager
                              Telephone No.: (617) 563-7882
                              Telecopy No.:  (617) 476-3316

                              with copies to:
                              Robert M. Gervis, Esq.
                              Associate General Counsel
                              Fidelity Investments
                              82 Devonshire Street - F7D
                              Boston, Massachusetts  02109
                              Telephone No.: (617) 563-6048
                              Telecopy No.:  (617) 476-7774

Limitation of Liability: Spartan High Income Fund ("Holder") is a Massachusetts business trust. A copy of the Holder's Declaration of Trust (under the name Fidelity Fixed-Income Trust) is on file with the Secretary of State of the Commonwealth of Massachusetts. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of any of the trustees of Holder as individuals and the obligations of this Agreement are not binding upon any of the trustees, officers, employees or beneficiaries of Holder individually but are binding only upon the assets and property of Holder. The Corporation agrees that no beneficiary, trustees, employee or officer of Holder may be held personally liable or responsible for any obligations of Holder arising out of this Agreement. With respect to obligations of Holder arising out of this Agreement, the Corporation shall look for payment or satisfaction of any claim solely to the assets and property of Holder. The Corporation is expressly put on notice that the rights and obligations of each series of shares of the Holder under its Declaration of Trust are separate and distinct from those of any and all series.

       REGISTRATION RIGHTS AGREEMENT HOLDER SIGNATURE PAGE


                              FIDELITY GALILEO FUND, L.P.
                              By:  Fidelity Galileo Corp.,
                                    general partner


                              By:____________________________
                              Name:
                              Title:

                              Notice Information:
                              Fidelity Galileo Fund, L.P.
                              Fidelity Investments
                              82 Devonshire Street - F7E
                              Boston, Massachusetts  02109
                              Attention:  Portfolio Manager
                              Telephone No.: (617) 563-7882
                              Telecopy No.:  (617) 476-3316

                              with copies to:
                              Robert M. Gervis, Esq.
                              Associate General Counsel
                              Fidelity Investments
                              82 Devonshire Street - F7D
                              Boston, Massachusetts  02109
                              Telephone No.: (617) 563-6048
                              Telecopy No.:  (617) 476-7774


Limitation of Liability: Fidelity Galileo Fund, L.P. ("Holder") is a Delaware limited partnership. Each of the parties hereto acknowledges and agrees that this Agreement is not executed on behalf of any of the partners of Holder as individuals and the obligations of this Agreement are not binding upon any of the partners, officers, employees or beneficiaries of Holder individually but are binding only upon the assets and property of Holder. The Corporation agrees that no beneficiary, partner, employee or officer of Holder may be held personally liable or responsible for any obligations of Holder arising out of this Agreement. With respect to obligations of Holder arising out of this Agreement, the Corporation shall look for payment or satisfaction of any claim solely to the assets and property of Holder.

       REGISTRATION RIGHTS AGREEMENT HOLDER SIGNATURE PAGE


                              GOLDMAN, SACHS & CO.


                              By:__________________________
                              Name:
                              Title:

                              Notice Information:
                              Goldman, Sachs & Co.
                              85 Broad Street
                              New York, NY 10004
                              Attn: Jonathan Kolatch
                              Telephone No.: (800) 882-3211
                              Telecopy No.: (212) 902-9492